UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  July 24, 2001


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                               0-13368 37-1103704
           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                                 (217) 234-7454
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 4.  Changes in Registrant's Certifying Accountant


     (a) On May 7, 2002, the engagement by Registrant of West & Company, LLC ("WEST") as the principal auditor of the Registrant's 401(k) Profit Sharing Plan was terminated. A copy of the letter from WEST dated May 7, 2002, is attached as
Exhibit 99.1 to this report.


     WEST's reports on the Registrant's 401(k) Profit Sharing Plan for the fiscal years ended December 31, 1998 and 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1998 and 1999, there were no disagreements with WEST on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to WEST's satisfaction, would have caused it to refer to the subject matter of the disagreement(s) in connection with its reports. None of the following events has occurred within the Registrant's two fiscal years referenced above:

     (1) WEST has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;


     (2) WEST has not advised the Registrant that information had come to its attention that made it unwilling to rely on management's representations, or that it made it unwilling to be associated with the financial statements prepared by management;


     (3) WEST has not advised Registrant that the scope of its audit should be expanded significantly, or that information has come to its attention that it has concluded will, or if further investigated may materially impact the fairness or reliability of a previously issued audit report of the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report) and WEST did not expand the scope of its audit or conduct further investigation.


     (b) On July 24, 2001, the audit committee of the Registrant approved the engagement of KPMG LLP ("KPMG"), and KPMG was engaged, as the principal auditor of the Registrant's 401(k) Profit Sharing Plan for the fiscal years ended December 31, 2000 and 2001. During the fiscal years ended December 31, 1998 and 1999, neither the Registrant nor anyone acting on its behalf consulted with KPMG regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the report of the Registrant's 401(k) Profit Sharing Plan; or (ii) any matter that was either the subject of a disagreement with WEST or a reportable event as defined in paragraph 304(a)(1)(v) of Regulation S-K with respect to WEST.

     The Registrant has requested that WEST furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of a letter from WEST to the SEC dated May 17, 2002 is attached as Exhibit 99.2 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FIRST MID-ILLINOIS BANCSHARES, INC.


Date: May 17, 2002                By:           /s/ William S. Rowland
                                      -----------------------------------------

                                                    William S. Rowland
                                                    President and Chief
                                                    Executive Officer

                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    --------------------------------------------------------------

     99.1         Letter from West & Company, LLC, dated May 7, 2002




     99.2 Letter from West & Company, LLC to the Securities and Exchange Commission, dated May 17, 2002

                                                                   EXHIBIT 99.1

                               WEST & Company, LLC
                          Certified Public Accountants
                                  & Consultants
                                1009 S. Hamilton
                                   P.O. Box 80
                            Sullivan, Illinois 61951


                                                                   May 7, 2002


Mr. Bill Rowland
First Mid-Illinois Bank & Trust
1515 Charleston Avenue
P.O. Box 499
Mattoon, IL 61938

Dear Mr. Rowland:

This is to confirm that the client-auditor relationship between First Mid-Illinois Bank & Trust (Commission File Number 33-64139) and West & Company, LLC has ceased.

                                             Sincerely,

                                             WEST & COMPANY, LLC

                                               /s/ E. Lynn Freese
                                             ---------------------------------
                                                   E. Lynn Freese, CPA
                                                   Partner



cc:  SEC - Office of Chief Accountant
     Attn: SECPS Letter File/Mail Stop 9-5
     Via Facsimile:  202-942-9656

     Ms. Robin R. Johnson
     AICPA
     SEC Practice Section
     Via Facsimile:  201-521-5436


Sullivan, Illinois
May 7, 2002

                                                                   EXHIBIT 99.2

                               WEST & Company, LLC
                          Certified Public Accountants
                                  & Consultants
                                1009 S. Hamilton
                                   P.O. Box 80
                            Sullivan, Illinois 61951



                                                                  May 17, 2002



Securities and Exchange Commission
Washington, D.C.  20549

 Ladies and Gentlemen:

            We were previously principal accountants for the First Mid-Illinois Bancshares, Inc. 401(k) Profit Sharing Plan and we reported on the financial statements of the First Mid-Illinois Bancshares, Inc. 401(k) Profit Sharing Plan for the years ended December 31, 1999 and 1998. On May 7, 2002, we notified First Mid-Illinois Bancshares, Inc. that our engagement as the principal accountants for the First Mid-Illinois Bancshares, Inc. 401(k) Profit Sharing Plan had terminated.

         We have read First Mid-Illinois Bancshares, Inc.'s statements included in its Form 8-K dated May 13, 2002 and its Form 8-K/A dated May 17, 2002 and we agree with such statements.

                                             Very truly yours,

                                             WEST & COMPANY, LLC

                                               /s/ E. Lynn Freese
                                             -----------------------------------

                                                   E. Lynn Freese, CPA
                                                   Partner



Sullivan, Illinois
May 17, 2002